SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 31, 2001


                               GENERAL MILLS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                   1-1185                  41-0274440
   ------------------------      ---------------          -------------------
   (State of Incorporation)        (Commission              (IRS Employer
                                   File Number)           Identification No.)


    Number One General Mills Boulevard
          Minneapolis, Minnesota                                55426
        (Mail:  P.O. Box 1113)                              (Mail: 55440)
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code: (763) 764-7600

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ITEM 5. OTHER EVENTS.

         On January 24, 2001, the Registrant entered into a $1 billion 364-Day Credit Agreement, and a $1 billion Five-year Credit Agreement (the "Credit Agreements"), each among the Registrant, The Chase Manhattan Bank, as Administrative Agent, and the other financial institutions party thereto. The texts of the Credit Agreements were originally filed as exhibits to the Registrant's Quarterly Report on Form 10-Q for the quarter ended February 25, 2001. Each of the Credit Agreements has been amended.

         Amendment No. 1 and No. 2 to the 364-day facility are attached hereto as Exhibits 99.1 and 99.2 , respectively, and Amendment No. 1 to the Five-year Credit Facility is attached hereto as Exhibit 99.3.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits. The following exhibits are filed as part of this report:

                  99.1 Amendment No. 1, dated as of October 31, 2001, to 364-Day Credit Agreement, dated as of January 24, 2001, among the Registrant, The Chase Manhattan Bank, as Administrative Agent, and the other financial institutions party thereto.

                  99.2 Amendment No. 2, dated as of January 23, 2002, to 364-Day Credit Agreement, dated as of January 24, 2001, among the Registrant, JPMorgan Chase Bank, as Administrative Agent, and the other financial institutions party thereto.

                  99.3 Amendment No. 1, dated as of October 31, 2001, to Five-Year Credit Agreement, dated as of January 24, 2001, among the Registrant, The Chase Manhattan Bank, as Administrative Agent, and the other financial institutions party thereto.

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                                    SIGNATURE


                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 4, 2002

                                        GENERAL MILLS, INC.


                                        By:          /s/ Siri S. Marshall
                                            ------------------------------------
                                            Name:  Siri S. Marshall
                                            Title: Senior Vice President,
                                                    General Counsel

                                  EXHIBIT INDEX

Exhibit
Number                            Description
------                            -----------

  99.1 Amendment No. 1, dated as of October 31, 2001, to 364-Day Credit Agreement, dated as of October 30, 2001, among Registrant, Morgan Guaranty Trust Company of New York, as Administrative Agent, and the other financial institutions party thereto.

  99.2 Amendment No. 2, dated as of January 23, 2001, to 364-Day Credit Agreement, dated as of January 24, 2001, among the Registrant, JPMorgan Chase Bank, as Administrative Agent, and the other financial institutions party thereto

  99.3 Amendment No. 1, dated as of October 31, 2001, to Five-Year Credit Agreement, dated as of October 30, 2001, among Registrant, Morgan Guaranty Trust Company of New York, as Administrative Agent, and the other financial institutions party thereto.